Inflation Hedges Strategy Fund

(the “Fund”)

Class A Shares (Symbol: INHAX)

Class C Shares (Symbol: INHCX)

Class I Shares (Symbol: INHIX)

Class R Shares (Symbol: INHRX)

Supplement dated December 10, 2014

to the Fund’s Prospectus and Statement of Additional Information (“SAI”) dated July 8, 2014, as supplemented

The following supplements information contained in the Fund’s current Prospectus and SAI.

Effective immediately, the following information will supersede any contrary information contained in the Fund’s Prospectus and Statement of Additional Information (“SAI”):

Taylor Investment Counselors LLC (“Taylor”), which serves as a sub-adviser to the Fund, has changed its name to NBW Capital LLC (“NBW Capital”).  Accordingly, all references to Taylor in the Fund’s Prospectus and SAI are replaced by NBW Capital.

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated July 8, 2014, which provide information that you should know about the Fund before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-294-7538.